SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 of 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): Mar 23, 2004



                          ART INTERNATIONAL CORPORATION
                        --------------------------------
       (Exact name of registrant as specified in its charter, as amended)




    Ontario, Canada                000-16008                   98-0082514
------------------------    ------------------------    ------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



         5 - 7100 Warden Avenue
            Markham, Ontario                                    L3R 5M7
         ----------------------                         ------------------------
(Address of principal executive offices)                       (Zip Code)


                                 (800) 278-4723
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

         On March 11, 2004, ART International Corporation did entered into a Letter of Intent to obtain the exclusive rights in United States and Canada, to manufacture, market and distribute a new non-PVC based plastic used in food stretch film industry.

         On March 23, 2004, the Company issued a press release which defines and compares PVC vs Diamant Food stretch film . A copy of the Press Release is attached hereto as Exhibit 99.1


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibit.

         The following exhibit are included herein:


         99.1     Press Release dated March 23, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               ART INTERNATIONAL CORPORATION




Date: March 23, 2004                           By /s/ Michel van Herreweghe
                                                 -------------------------------
                                                 Michel van Herreweghe, Chairman